Exhibit 99.1
                                                                    ------------

                             JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(k)(1)
                          ----------------------------

     The  undersigned  acknowledge  and agree that the  foregoing  statement  on
Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated:  August 27, 2007          WARBURG PINCUS PRIVATE EQUITY VIII, L.P.

                                        By:  Warburg Pincus Partners LLC,
                                              its General Partner

                                         By:  Warburg Pincus & Co.,
                                              its Managing Member


                                 By:  /s/ Scott A. Arenare
                                      ------------------------------------------
                                      Name:  Scott A. Arenare
                                      Title: Partner



Dated:  August 27, 2007          WARBURG PINCUS INTERNATIONAL PARTNERS, L.P.

                                         By:  Warburg Pincus Partners LLC,
                                              its General Partner

                                         By:  Warburg Pincus & Co.,
                                              its Managing Member


                                 By:  /s/ Scott A. Arenare
                                      ------------------------------------------
                                      Name:  Scott A. Arenare
                                      Title: Partner

Dated:  August 27, 2007          PP HOLDING, LLC

                                 By: Warburg Pincus Private Equity VIII, L.P. and Warburg Pincus International Partners, L.P., its Managing Members

                                      By: Warburg Pincus Partners LLC,
                                          its General Partner

                                      By: Warburg Pincus & Co., its Managing
                                          Member

                                  By:  /s/ Scott A. Arenare
                                      ------------------------------------------
                                      Name:  Scott A. Arenare
                                      Title: Partner



Dated:  August 27, 2007          WARBURG PINCUS PARTNERS LLC

                                        By:  Warburg Pincus & Co.,
                                             its Managing Member


                                 By:  /s/ Scott A. Arenare
                                      ------------------------------------------
                                      Name:  Scott A. Arenare
                                      Title: Partner



Dated:  August 27, 2007          WARBURG PINCUS & CO.


                                 By:  /s/ Scott A. Arenare
                                      ------------------------------------------
                                      Name:  Scott A. Arenare
                                      Title: Partner



Dated:  August 27, 2007          WARBURG PINCUS LLC


                                 By:  /s/ Scott A. Arenare
                                      ------------------------------------------
                                      Name:  Scott A. Arenare
                                      Title: Manaaging Director


Dated:  August 27, 2007          /s/ Scott A. Arenare
                                 -----------------------------------------------
                                 Charles R. Kaye
                                 By: Scott A. Arenare
                                     as Attorney-in-Fact

Dated:  August 27, 2007          /s/ Scott A. Arenare
                                 -----------------------------------------------
                                 Joseph P. Landy
                                 By: Scott A. Arenare
                                     as Attorney-in-Fact